SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 13:-	SUBSEQUENT EVENTS

1.
On January 7, 2026, the Company held its Annual General Meeting of Shareholders, at which the shareholders approved the change of the Company’s name from PainReform Ltd. to PRF Technologies Ltd., the grant of 3,000 options to a director, an increase in the Company’s authorized share capital to 12,000,000 shares, and a 1 for 5 reverse share split of the Company’s no par value ordinary shares.

2.
On February 6, 2026, the Company effected a 1-for-5 reverse share split of its ordinary shares, which resulted in the issuance of approximately 47,500 additional ordinary shares. All share and per share amounts presented in these consolidated financial statements and the accompanying notes have been retroactively adjusted for all periods presented. (Note 1d)

3.
On March 16, 2026, the Company entered into an agreement with BladeRanger Ltd., pursuant to which BladeRanger may introduce new customers to the Company. If such introduction relates to a new customer and the Company, in its sole discretion, enters into a binding commercial agreement with such customer covering a minimum scope of 150 MW, the Company will issue to BladeRanger 100,000 warrants in respect of such transaction, exercisable at an exercise price of $0.01 per share. The agreement is limited to up to three qualifying customers, and it is valid for a period of 12 months, BladeRanger and its assignees may not exercise any of the warrants if, following such exercise, their holdings would exceed 9.99% of the Company’s outstanding ordinary shares.